UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

JOINT CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

April 24, 2003

LA QUINTA CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	0-9109	95-3419438
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

909 Hidden Ridge, Suite 600, Irving, TX 75038

(Address of Principal Executive Offices and Zip Code)

(214) 492-6600

(Registrant’s telephone number, including area code)

LA QUINTA PROPERTIES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-9110	95-3520818
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

909 Hidden Ridge, Suite 600, Irving, TX 75038

(Address of Principal Executive Offices and Zip Code)

(214) 492-6600

(Registrant’s telephone number, including area code)

Item 4.             Changes in Registrant's Certifying Accountant

On April 24, 2003, La Quinta Corporation and La Quinta Properties, Inc. (collectively, the “Company”) notified Ernst & Young LLP (“Ernst & Young”) that the Company intends to engage Ernst & Young as the Company’s independent principal accountants effective on the date of and immediately following the filing of the Company’s Form 10-Q for the quarter ended March 31, 2003.  The decision to change accountants was approved by the Board of Directors of the Company upon the recommendation of the Company’s Audit Committee.

During the fiscal years ended December 31, 2002 and 2001 and the subsequent interim period through April 24, 2003, neither the Company nor anyone on its behalf has consulted Ernst & Young on either (i) the application of accounting principles to any transaction  (completed or proposed) or (ii) the type of audit report that might be rendered on the Company’s financial statements or (iii) any matters or reportable events as set forth in Item 304(a)(1)(iv) and (a)(1)(v) of Regulation S-K.

Once the change in accountants is effective, the Company will file with the Securities and Exchange Commission a Form 8-K/A under Item 4 “Changes in Registrant’s Certifying Accountant” to amend this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrants have duly caused this joint report to be signed on their behalf by the undersigned hereunto duly authorized.

Dated: April 24, 2003	LA QUINTA CORPORATION

	By:	/s/ David L. Rea
	Name:	David L. Rea
	Title:	Executive Vice President and Chief Financial Officer

LA QUINTA PROPERTIES, INC.

	By:	/s/ David L. Rea
	Name:	David L. Rea
	Title:	Executive Vice President and Chief Financial Officer